EXHIBIT 99.5

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒ Quarterly Report Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

For the quarterly period ended June 30, 2016

☐ Transition Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from __________ to __________

Commission File Number: None

VANGUARD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	27-2888719
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21 Waterway Ave., Ste. 300

The Woodlands, Texas 77380

(Address of principal executive offices, including Zip Code)

(281) 362-2725

(Issuer’s telephone number, including area code)

____________________________________________

(Former name or former address if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐ No ☒

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “non-accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of September 30, 2017, the registrant had 195,004,639 outstanding shares of common stock. It was also contractually committed to issue an additional 10,021,340 shares of common stock to certain holders or their successors of its common stock prior to July 1, 2017.

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FORWARD LOOKING STATEMENTS

The information contained in this Form 10-Q contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including among other things, statements regarding our capital needs, business strategy and expectations. Any statement which does not contain a historical fact may be deemed to be a forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating forward looking statements, you should consider various factors outlined in our Form 10-K report for the year ended September 30, 2015, filed with the U.S. Securities Exchange Commission (“SEC”) and, from time to time, in other reports we file with the SEC. These factors may cause our actual results to differ materially from any forward-looking statement. We disclaim any obligation to publicly update these statements, or disclose any difference between our actual results and those reflected in these statements.

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VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2016	2015
	(Unaudited)
ASSETS

Current assets
Cash and cash equivalents	$65	$5
Other receivables	966	-
Total current assets	1,031	5

Fixed assets	-	-

Total assets	$1,031	$5

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$14,000	$20,217
Accrued interest payable	33,391	38,571
Accrued liabilities	15,386	10,463
Short term notes payable	85,000	50,000
Other liabilities	92	275
Current portion of notes payable, net of discount $- and $71,754	70,747	146,937
Total current liabilities	218,616	266,463

Commitments and contingencies	-	-

Stockholders' deficit
Preferred stock, $0.00001 par value; 5,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.00001 par value; 100,000,000 and 50,000,000 shares authorized; 1,002,134 and 979,109 shares issued and outstanding	1,002	979
Additional paid-in capital	6,318,920	6,318,920
Accumulated deficit	(6,537,507)	(6,586,357)

Total stockholders' deficit	(217,585)	(266,458)

Total liabilities and stockholders' deficit	$1,031	$5

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30		Nine Months Ended June 30
	2016	2015	2016	2015
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Sales	$-	$-	$-	$-

Costs and expenses
General and administrative	20,563	11,005	24,795	90,419
Total costs and expenses	20,563	11,005	24,795	90,419

Loss from operations	(20,563)	(11,005)	(24,795)	(90,419)

Other income (expense)
Interest expense	(2,854)	(5,510)	(7,131)	(24,161)
Other interest costs	(1,603)	-	(2,852)	-
Gain on debt extinguishment	43,382	-	91,102	2,570,926
Total other income (expense)	38,925	(5,510)	81,119	2,546,765

Net Income (Loss) before income taxes	18,362	(5,500)	56,324	2,456,346

Provision for income taxes	-	-	-	-
Net Income (Loss)	$18,362	$(16,515)	$56,324	$2,456,346
Income (Loss) per share:
Basic and diluted	$0.02	$(0.02)	$0.06	$2.52

Weighted average shares outstanding	1,002,134	973,139	996,650	973,139

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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VANGUARD ENERGY CORPORATION
UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Month ended June 30,
	2016	2015
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net Income (loss)	$48,850	$2,456,346
Adjustments to reconcile net income/(loss) to net cash from operating activities:

Amortization of debt issuance costs	-	4,107
Gain on debt extinguishment	(76,190)	(2,677,698)
Amortization of debt discount	-	3,523
Change in operating assets and liabilities:
Other assets	(966)	12,500
Accounts payable	(6,217)	8,813
Accrued interest payable	(5,180)	105,341
Accrued liabilities	4,923	-
Other liabilities	(183)	-
Net cash from operating activities	(34,963)	(87,068)

Cash flows from investing activities
Capital expenditures on oil and gas properties	-	-
Net cash from investing activities	-	-
Cash flows from financing activities
Issuance of common stock	23	-
Issuance of short term note payable	35,000	50,000
Net cash from financing activities	35,023	50,000
Net change in cash and cash equivalents	60	(37,068)

Cash and cash equivalents
Beginning of period	5	39,251
End of period	$65	$2,183

Supplemental cash flow information
	Three Month ended March 31,
	2016	2015
	(Unaudited)	(Unaudited)
Noncash investing and financing activities:
Issuance of shares for settlement of debt	-	797,562

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION

These unaudited consolidated financial statements of Vanguard Energy Corporation (Vanguard or the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). In the opinion of management, these financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. Certain information, accounting policies and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to Securities and Exchange Commission (SEC) rules and regulations. These financial statements should be read along with Vanguard’s audited financial statements as of September 30, 2015.

Going Concern – The Company has incurred cumulative net losses since its inception and will require capital for future operating activities to take place. The Company's ability to raise new funds through the future issuances of debt or common stock is unknown. The obtainment of additional financing, the successful development of a plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company's ability to continue as a going concern.

Future issuances of the Company's equity or debt securities will be required in order for the Company to finance operations and continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

As of June 30, 2016, Vanguard’s significant accounting policies were consistent with those discussed in the audited financial statements as of September 30, 2015.

Earnings (Loss) Per Share—Basic earnings (loss) per share have been calculated based upon the weighted-average number of common shares outstanding. Diluted earnings per share have been calculated based upon the weighted-average number of common and potential common shares. The calculation of diluted weighted-average shares outstanding for the nine-month periods ended June 30, 2016 and 2015 excludes 79,474 shares, issuable pursuant to outstanding warrants, stock options and debt conversion features because their effect is anti-dilutive.

NOTE 3 – SUBSEQUENT EVENT

On July 1, 2017 the company acquired all of the shares of Solar Quartz Technologies Limited, a company incorporated in New Zealand (“SQTNZ”). These shares were purchased from Solar Quartz Technologies, Inc. (“SQTI”). The agreed value of that company’s assets is US$530 million. We subsequently changed our name to Solar Quartz Technologies Corporation in Colorado and with FINRA, and have also been cleared by FINRA to use the new trading symbol SQTX. In July 2017 the Company issued 213,402,755 new shares of common stock to SQTI in exchange for 122 (100%) of the common shares of SQTNZ. The issuance of these shares was equivalent to 95% of the Company's shares issued, after we issue an additional 10,021,224 shares of common stock to those holders of our common stock immediately prior to the acquisition. The Company does not anticipate any further reorganization of its common stock. We are currently preparing filing all necessary reports to the SEC with audited financial statements to resume our status as fully reporting with the SEC, and subsequently apply to trade on the more senior OTCQX exchange or NASDAQ.

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VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

SQTNZ is a corporation that has no prior business activity other than being the title owner of the exclusive mining and development rights for two High Purity Quartz (HPQ) Silica deposits known as Quartz Hill (represented by leases ML 30235, ML 30236 and ML 30237) and White Springs (represented by leases ML 30238 and ML 30239) located in North Queensland, Australia. Together they contain deposits in excess of 15 million tons of 99% pure High Purity Quartz which is feedstock in high demand in the marketplace to be used in the production of High Purity Quartz Sand (HPQS) based on independent professional reports.

HPQS is an essential primary material for the manufacture of: Photo-Voltaic (PV) solar panels; Semiconductors; all High-end Electronic products; Fiber Optical cables; Halogen Lamps; HD and LCD television screens; and Epoxy Mounding Compounds (EMC).

NOTE 4 – CONVERTIBLE NOTES PAYABLE

At June 30, 2016, convertible notes totaling $70,747 remained outstanding together with accrued interest of $33,391.

NOTE 5 – INCOME TAXES

The Company estimates its annual effective income tax rate in recording its quarterly provision for income taxes in the various jurisdictions in which the Company operates. Statutory tax rate changes and other significant or unusual items are recognized as discrete items in the quarter in which they occur. The Company recorded no income tax expense for the nine-month period ended June 30, 2016 because the Company estimates it will record no income tax expense for the tax year ending September 30, 2016. The Company has a valuation allowance that fully offsets net deferred tax assets.

* * * * *

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATION

In July 2017 we acquired Solar Quartz Technologies Limited, a New Zealand corporation, as described in Note 3 to the Financial Statements above. We are now seeking new financings to meet development and general operating obligations and to justify a market for our stock. Absent achieving such a transaction in the near future, our viability is in doubt. As of September 30, 2017, the Company has not been successful in meeting this goal; however, work is underway to secure such financing and we believe that such financing of the Company is possible in the near future.

ITEM 4. CONTROLS AND PROCEDURES.

(a) We maintain a system of controls and procedures designed to ensure that information required to be disclosed in reports filed or submitted under the Securities Exchange Act of 1934, as amended (“1934 Act”), is recorded, processed, summarized and reported within time periods specified in the SEC's rules and forms and to ensure that information required to be disclosed by us in the reports that we file or submit under the 1934 Act is accumulated and communicated to our management, including our Principal Executive and Financial Officer, as appropriate to allow timely decisions regarding required disclosure. As of June 30, 2016, our Principal Executive and Financial Officer evaluated the effectiveness of the design and operation of our disclosure controls and procedures. Based on that evaluation, our Principal Executive and Financial Officer concluded that our disclosure controls and procedures were effective.

(b) Changes in Internal Controls. There were no changes in our internal control over financial reporting during the nine-month period ended June 30, 2016 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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PART II

ITEM 6. EXHIBITS

Exhibits

31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification pursuant to Section 906 of the Sarbanes-Oxley Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD ENERGY CORPORATION

Date: ______________	By:	/s/ Warren M. Dillard
Warren M. Dillard,
Chief Executive, Financial and
Accounting Officer

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EXHIBIT 31.1

CERTIFICATIONS

I, Warren M. Dillard, certify that;

1.	I have reviewed this quarterly report on Form 10-Q of Vanguard Energy Corporation;

2.	Based on my knowledge, this report, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: ______________	By:	/s/ Warren M. Dillard
Warren M. Dillard,
Principal Executive Officer

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EXHIBIT 31.2

CERTIFICATIONS

I, Warren M. Dillard, certify that;

1.	I have reviewed this quarterly report on Form 10-Q of Vanguard Energy Corporation;

2.	Based on my knowledge, this report, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: ___________	By:	/s/ Warren M. Dillard
Warren M. Dillard,
Principal Financial Officer

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EXHIBIT 32

In connection with the Quarterly Report of Vanguard Energy Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), Warren Dillard, the Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: ____________	By:	/s/ Warren M. Dillard
Warren M. Dillard,
Principal Executive and Financial Officer

Vanguard June 30, 2016 10-Q 9-22-17

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